                                                                   EXHIBIT 10(a)

                                    AGREEMENT


         This Agreement ("Agreement") is made and entered into as of the lst day of April, 2001 by and between South Hampton Refining Co., a Texas corporation, Gulf State Pipe Line Company, Inc., a Texas corporation ("Borrowers") and Heller Financial Leasing, Inc., a Delaware corporation, ("Heller").

         WHEREAS, Heller and Borrowers are parties to that certain Loan and Security Agreement dated December 30, 1999, and all amendments thereto ("Loan Agreement"), which is secured by that certain Promissory Note, dated December 30, 1999 (the "Note"), in the original principal amount of Three Million Five Hundred Thousand and 00/100 Dollars ($3,500,000.00); and

         WHEREAS, on or about December 1, 2000, Borrowers failed to make their monthly installment payment to Heller under the Note, which constituted an Event of Default pursuant to Section 7 of the Loan Agreement;

         WHEREAS, on or about January 19, 2001, Heller agreed to suspend Borrowers principal payments only for the months of December 2000, January, February and March of 2001 until April 1, 2001;

         WHEREAS, the Borrowers have requested an adjustment in the principal payments; and

         WHEREAS, the parties hereto desire to amend the Note;

         NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth in the Loan Agreement and this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Definitions. Capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meaning ascribed to such term in the Loan Agreement.

         2. Amendments. Heller hereby agrees to amend and restate the Note to reflect the change in the principal payments.

         3. Conditions. The effectiveness of this Agreement is subject to the following conditions precedent (unless specifically waived in writing by Heller):

            (a) There shall have occurred no material adverse change in the business, operations, financial condition, profits or prospects of Borrowers or in the Collateral;

            (b) Borrowers shall have executed and delivered such other documents and instruments as Heller may require;

            (c) All proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto shall be satisfactory to Heller and its legal counsel;

            (d) No Default or Event of Default under the Loan Agreement as amended hereby shall have occurred and be continuing; and

            4. Fee. Borrowers agree to pay Heller an amendment fee in the amount of $15,000.00, which shall be payable in three (3) consecutive monthly installments, in the amount of $5,000.00, beginning on May 1, 2001.

            5. Corporate Action. The execution, delivery, and performance of this Agreement has been duly authorized by all requisite corporate action on the part of Borrowers and this Agreement has been duly executed and delivered by Borrowers.

            6. Severability. Any provision of this Agreement held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Agreement and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

            7. References. Any reference to the Loan Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Agreement shall be deemed to include this Agreement unless the context shall otherwise require.

            8. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which taken together shall be one and the same instrument.

            9. Ratification. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions of the Loan Agreement and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.



HELLER FINANCIAL LEASING, INC.

By: /s/ RONALD E. LIS
   ----------------------------------
Name: Ronald E. Lis
     --------------------------------
Its: Vice President
    ---------------------------------


SOUTH HAMPTON REFINING, CO.


By: /s/ NICK CARTER
   ----------------------------------
Name: Nick Carter
     --------------------------------
Its: President
    ---------------------------------

GULF STATE PIPE LINE COMPANY, INC.


By: /s/ NICK CARTER
   ----------------------------------
Name: Nick Carter
     --------------------------------
Its: President
    ---------------------------------



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




                            CONSENT AND REAFFIRMATION


The undersigned Guarantors of the Indebtedness of Borrowers at any time owing to Heller hereby (i) acknowledge receipt of a copy of the foregoing Agreement; (ii) consent to Borrowers' execution and delivery thereof; (iii) agree to be bound thereby; and (iv) affirm that nothing contained therein shall modify in any respect whatsoever their guaranty of the obligations and reaffirms that such guaranty is and shall remain in full force and effect. Although Guarantors have been informed of the matters set forth herein and have acknowledged and agreed to same, Guarantors understand that Heller has no obligation to inform Guarantors of such matters in the future or to seek Guarantors' acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.

         IN WITNESS WHEREOF, the undersigned have executed this Consent and Reaffirmation on and as of the date of such Agreement.


                                    TEXAS OIL AND CHEMICAL CO. II, INC.

                                    By: /s/ NICK CARTER
                                       ----------------------------------
                                    Name: NICK CARTER
                                         --------------------------------
                                    Its: President
                                        ---------------------------------


                                    ARABIAN SHIELD DEVELOPMENT COMPANY

                                    By: /s/ HATEM EL-KHALIDI
                                       ----------------------------------
                                    Name: HATEM EL-KHALIDI
                                         --------------------------------
                                    Its: President & CEO
                                        ---------------------------------


                                    AMERICAN SHIELD REFINING COMPANY


                                    By: /s/ HATEM EL-KHALIDI
                                       ----------------------------------
                                    Name: HATEM EL-KHALIDI
                                         --------------------------------
                                    Its: President
                                        ---------------------------------



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






                                                          Loan No.: 192-0280-001
                              AMENDED AND RESTATED

                                 PROMISSORY NOTE

$1,627,036.28                                                      April 1, 2001


         FOR VALUE RECEIVED, SOUTH HAMPTON REFINING CO., a Texas corporation and GULF STATE PIPE LINE COMPANY, INC., a Texas corporation (collectively,
"Maker"), promises to pay to the order of HELLER FINANCIAL LEASING, INC., a Delaware corporation (together with any holder of this Note, "Payee"), at its office located at 500 West Monroe Street, Chicago, Illinois 60661, or at such other place as Payee may from time to time designate, the principal sum of One Million Six Hundred Twenty Seven Thousand Thirty Six and 00/100
($1,627,036.28), together with interest thereon at a fixed rate equal to 10.55% per annum. Maker shall make an interest only payment on April 1, 2001. Twenty Five Thousand and 00/100 Dollars ($25,000.00) plus interest shall be payable in two (2) consecutive monthly installments commencing on May 1, 2001, and principal and interest shall be payable in thirty-one (31) consecutive monthly installments commencing July 1, 2001, and continuing on the same day of each consecutive calendar month thereafter until this Note is fully paid, each such installment in the amount of Fifty Eight Thousand Three Hundred and Forty and 96/100 ($58,340.96); provided, however, that in any and all events the final installment payment hereunder shall be in the amount of the entire then outstanding principal balance hereunder, plus all accrued and unpaid interest, charges and other amounts owing hereunder or under the Security Agreement (defined below). All payments shall be applied first to interest and then to principal. Interest shall be computed on the basis of a 360 day year comprised of 30-day months.

         It is the intent of the parties to comply strictly with applicable usury laws. Notwithstanding anything herein to the contrary, in no event shall interest contracted for, taken, charged, reserved or received hereunder ever exceed the highest non-usurious interest permitted under applicable law and if any such excess interest is taken, received or collected, then such excess shall be deemed the result of a mathematical error and shall be applied as a reduction of principal and any remainder refunded to the Maker.

         This Note is secured by the collateral described in the Loan and Security Agreement dated December 30, 1999, between Maker and Payee (the "Security Agreement;" and together with all related documents and instruments, the "Loan Documents") to which reference is made for a statement of the nature and extent of protection and security afforded, certain rights of Payee and certain rights and obligations of Maker.

         Upon 45 days prior written notice to Payee, Maker may prepay in whole, but not in part, the then entire unpaid principal balance of this Note, together with all accrued and unpaid interest thereon to the date of such prepayment, provided that in addition to such prepayment, Maker shall pay (i) any and all other sums then due under any of the Loan Documents, plus (ii) the Prepayment Fee (defined below), plus (iii) the Breakage Fee (defined below). As used herein the term "Prepayment Fee" means a sum equal to 1% of the principal balance prepaid for each full or partial 12 month period by which the date of the prepayment precedes the scheduled due date of the final installment of principal hereunder. As used herein, the term "Breakage Fee" shall mean the amount, if any, by which (A) the present value, in the aggregate, of the then remaining installments of principal and interest due hereunder, absent the prepayment, using a discount rate equal to the yield to maturity as of the date two days prior to the date of the prepayment on United States Treasury securities with a final maturity approximately equal to the remaining term hereof, absent the prepayment, as published in The Wall Street Journal, exceeds (B) the then outstanding principal balance hereunder, absent the prepayment. The Prepayment Fee and the Breakage Fee represent liquidated damages to Payee for the loss of its bargain and not penalties. The Prepayment Fee and The Breakage Fee shall also be due upon the acceleration of the maturity date hereof following the occurrence of any Event of Default (as defined in the Security Agreement).

         Time is of the essence hereof. If payment of any installment or any other sum due under this Note or the Loan Documents is not paid when due, Maker agrees to pay a late charge equal to the lesser of (i) five cents per dollar on, and in addition to, the amount of each such payment, or (ii) the maximum amount Payee is permitted to charge by law. In the event of the occurrence of an Event of Default (as defined in the Security Agreement), then the entire unpaid principal balance hereof with accrued and unpaid interest thereon, together with all other sums payable under this Note or the Loan Documents, shall, at the option of Payee and without notice or demand, become immediately due and payable, such accelerated balance bearing interest until paid at the rate of 5.00% per annum above the then otherwise applicable interest rate hereunder.

         Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby consent to any and all extensions of time, renewals, waivers and modifications of, and substitutions or release of security or of any party primarily or secondarily liable on, or with respect to, this Note or any of the Loan Documents or any of the terms and provisions thereof that may be made, granted or consented to by Payee, and agree that suit may be brought and maintained against any one or more of them, at the election of Payee, without joinder of the others as parties thereto, and that Payee shall not be required to first foreclose, proceed against, or exhaust any security herefor, in order to enforce payment of this Note by any one or more of them. Maker and all endorsers, guarantors or any others who may at any time become liable for the payment hereof hereby severally waive presentment, demand for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, and all other notices in connection with this Note, filing of suit and diligence in collecting this Note or enforcing any of the security herefor, and, without limiting any provision of any of the Loan Documents, agree to pay, if permitted by law, all expenses incurred in collection, including reasonable attorneys' fees, and hereby waive all benefits of valuation, appraisement and exemption laws.

         THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. AT PAYEE'S

ELECTION AND WITHOUT LIMITING PAYEE'S RIGHT TO COMMENCE AN ACTION IN ANY OTHER JURISDICTION, MAKER HEREBY SUBMITS TO THE EXCLUSIVE JURISDICTION AND VENUE OF ANY COURT (FEDERAL, STATE OR LOCAL) HAVING SITUS WITHIN THE STATE OF ILLINOIS, EXPRESSLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO SERVICE BY CERTIFIED MAIL, POSTAGE PREPAID, DIRECTED TO THE LAST KNOWN ADDRESS OF MAKER, WHICH SERVICE SHALL BE DEEMED COMPLETED WITHIN TEN DAYS AFTER THE DATE OF MAILING THEREOF.

         MAKER HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. THIS WAIVER IS INFORMED AND FREELY MADE. MAKER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT PAYEE HAS ALREADY RELIED ON THE WAIVER IN MAKING THE LOAN EVIDENCED BY THIS NOTE, AND THAT PAYEE WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. MAKER FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.


WITNESS/ATTEST                  SOUTH HAMPTON REFINING CO., a Texas corporation


/s/ CONNIE COOK                 By: /s/ NICK CARTER
----------------------             -----------------------------
                                Name: Nick Carter
                                     ---------------------------
WITNESS/ATTEST                  Title: President
                                      --------------------------
/s/ CONNIE COOK
----------------------          GULF STATE PIPE LINE COMPANY, INC.,
                                a Texas corporation


                                By: /s/ NICK CARTER
                                   -----------------------------
                                Name: Nick Carter
                                     ---------------------------
                                Title: President
                                      --------------------------







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